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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 14, 1999

                          FRIEDE GOLDMAN HALTER, INC.
             (Exact name of registrant as specified in its charter)


       Mississippi                      0-22595                  64-0900067
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                         13085 Industrial Seaway Road
                          Gulfport, Mississippi 39503
                             (Address of principal
                               executive offices
                                 and zip code)

                                (228) 896-0029
                        (Registrant's telephone number,
                             including area code)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Friede Goldman International, Inc. ("Friede") and Halter Marine Group, Inc. ("Halter") completed a merger on November 3, 1999, and in connection with the merger, Friede, the surviving corporation, changed its name to Friede Goldman Halter, Inc. ("Friede Halter"). Friede has historically engaged Arthur Andersen LLP, ("AA") as its certifying accountant while Halter has historically engaged Ernst and Young LLP ("E&Y"). The combination was structured as a merger of equals and accordingly, a process was established to select between AA and E&Y as the certifying accountant for the merged entity. Selection of E&Y as the certifying accountant was recommended to the Friede Halter Audit Committee on December 1, 1999, and the Friede Halter Audit Committee approved the selection on December 14, 1999 and so reported to the Friede Halter Board of Directors, and AA was dismissed.

     The reports of AA on the financial statements of Friede Halter (formerly Friede) for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with its audits for the two most recent fiscal years and through December 13, 1999 there have been no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AA would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the two most recent fiscal years and through December 13, 1999 there have been no reportable events (as defined in Regulation S-K, Item 304 (a) (1)
(v)).

     Friede Halter has requested that AA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 21, 1999, is filed as Exhibit 16.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

Exhibit 16.1 Letter from Arthur Andersen, dated December 21, 1999, addressed to the Securities Exchange Commission stating their agreement with the comments noted in Item 4 of this document.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FRIEDE GOLDMAN HALTER, INC.


Date: December  21, 1999

                                      By: /s/ Rick S. Rees
                                         -----------------------------------
                                         Rick S. Rees
                                         Executive Vice President and
                                         Chief Financial Officer
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                                  EXHIBIT INDEX

      Exhibit No.                 Description
      -------------       -----------------------
     *16.1                Letter from Arthur Andersen, dated December 21, 1999,
                          addressed to the Securities Exchange Commission stating their agreement with the comments noted in
                          Item 4 of this document


___________________
* Filed herewith.